Statistical Supplement

Third Quarter 2025

Lincoln Financial

Notes ...
1-3
Credit Ratings ...	4
Consolidated
Consolidated Statements of Income (Loss) ................................................................................................................................................................................................	5

Consolidated Balance Sheets ...
6-7
Earnings, Shares and Return on Equity ...	8
Key Stakeholder Metrics ...	9
Select Earnings Drivers By Segment ...	10
Sales By Segment ...	11
Operating Revenues and General and Administrative Expenses By Segment and Other Operations......................................................................................................	12
Operating Commissions and Other Expenses .............................................................................................................................................................................................	13
Select Earnings and Operational Data from Business Segments and Other Operations
Annuities ...	14
Life Insurance ...	15
Group Protection ...	16
Retirement Plan Services ...	17
Other Operations ...	18
DAC and Account Balance Roll Forwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards ..............................................................................................................................................................................	19
Account Balance Roll Forwards:

Annuities ...
20-21
Life Insurance ...	22
Retirement Plan Services ...	23
Investment Information
Fixed-Income Asset Class ...	24
Fixed-Income Credit Quality ...	25
GAAP to Non-GAAP Reconciliations

Select GAAP to Non-GAAP Reconciliations .................................................................................................................................................................................................
26-30

Lincoln Financial
Notes

Non-GAAP Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein beginning on page 26.
Adjusted Income (Loss) From Operations
Adjusted income (loss) from operations is GAAP net income (loss) excluding the effects of the following items, as applicable:
• Items related to annuity product features, which include changes in market risk benefits (“MRBs”), changes in the fair value of the related hedge instruments inclusive of income allocated to support the cost of hedging or future benefits, and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products (collectively, “net annuity product features”);
• Items related to life insurance product features, which include changes in the fair value of derivatives we hold as part of variable universal life insurance (“VUL”) hedging, changes in reserves resulting from benefit ratio unlocking associated with the impact of capital markets, and changes in the fair value of the embedded derivative liabilities of our indexed universal life insurance (“IUL”) contracts and the associated index options we hold to hedge them (collectively, “net life insurance product features”);
• Credit loss-related adjustments on fixed maturity available-for-sale (“AFS”) securities, mortgage loans on real estate and reinsurance-related assets (“credit loss-related adjustments”);
• Changes in the fair value of equity securities and certain other investments, the impact of certain derivatives, and realized gains (losses) on sales, disposals and impairments of financial assets (collectively, “investment gains (losses)”);
• Changes in the fair value of reinsurance-related embedded derivatives, trading securities and mortgage loans on real estate electing the fair value option (“changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans”);
• Income (loss) from the initial adoption of new accounting standards, accounting policy changes and new regulations, including changes in tax law;
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Losses from the impairment of intangible assets and gains (losses) on other non-financial assets;
• Income (loss) from discontinued operations;
• Other items, which include the following: certain legal and regulatory accruals; severance expense related to initiatives that realign the workforce; transaction, integration and other costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business, and certain other corporate initiatives; mark-to-market adjustment related to the LNC stock component of our deferred compensation plans (“deferred compensation mark-to-market adjustment”); gains (losses) on modification or early extinguishment of debt; and impacts from settlement or curtailment of defined benefit obligations; and
• Income tax benefit (expense) related to the above pre-tax items, including the effect of tax adjustments such as changes to deferred tax valuation allowances.
Adjusted income (loss) from operations available to common stockholders is defined as after-tax adjusted income (loss) from operations less preferred stock dividends.
Adjusted Operating Revenues
Adjusted operating revenues represent GAAP revenues excluding the effects of the following items, as applicable:
• Changes in the fair value of the derivative instruments we hold to hedge guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders inclusive of income allocated to support the cost of hedging or future benefits, and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity and IUL products (“revenue adjustments from annuity and life insurance product features”);
• Credit loss-related adjustments;
• Investment gains (losses);
• Changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans;
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance; and
• Gains (losses) on other non-financial assets.
Management believes that the use of the non-GAAP financial measures adjusted income (loss) from operations, adjusted income (loss) from operations available to common stockholders, adjusted income (loss) from operations per diluted share available to common stockholders and adjusted operating revenues is helpful to investors in evaluating the company’s performance.

Lincoln Financial
Notes

Non-GAAP Measures, Continued
Management believes that excluding the following items from adjusted income (loss) from operations enhances understanding of the underlying trends and long-term performance of the company’s business. Management excludes “net annuity product features” as this adjustment primarily represents the difference between the valuation of reserves and the valuation of derivatives utilized for hedging our variable annuity and indexed annuity products, which can fluctuate significantly from period to period based on changes in equity markets and interest rates. This difference is due to the hedge focus on managing risks to statutory capital as opposed to the GAAP reserves. Management excludes “net life insurance product features” for similar reasons. In addition, management excludes “credit loss-related adjustments” and “investment gains (losses)” as the timing of changes in allowances or sales of credit-impaired investments depends largely on market credit cycles and can vary considerably from period to period and the timing of other sales of investments that would result in gains or losses is driven by market conditions, including interest rates, and other factors. Management excludes “changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans” as this adjustment represents the economics of investments in underlying funds withheld portfolios supporting reinsurance agreements that have been transferred to third-party reinsurers, which is not indicative of our ongoing results.
Finally, management excludes from adjusted income (loss) from operations certain additional items (as set forth in the definition above) that are not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in most instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. Management believes excluding these items better explains the results of the company’s ongoing businesses in a manner that allows for enhanced understanding of underlying trends, company performance and business fundamentals.
Stockholders’ Equity, Excluding AOCI and Preferred Stock
Stockholders’ equity, excluding accumulated other comprehensive income (loss) (“AOCI”) and preferred stock is stockholders’ equity, excluding AOCI and preferred stock. Management believes this metric is useful to investors to analyze our net worth because it eliminates market movements that can fluctuate significantly from period to period, primarily related to changes in interest rates. Stockholders’ equity is the most directly comparable GAAP measure.
Adjusted Stockholders’ Equity
Adjusted stockholders’ equity is stockholders’ equity, excluding AOCI, preferred stock, changes in MRBs, GLB and GDB hedge instruments gains (losses), and the difference between amounts recognized in net income (loss) on reinsurance-related embedded derivatives and the underlying asset portfolios (“reinsurance-related embedded derivatives and portfolio gains (losses)”). Management believes this metric is useful to investors to analyze our net worth because it eliminates the effect of market movements that can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Stockholders’ equity is the most directly comparable GAAP measure.
Book Value per Share, Excluding AOCI
Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI and preferred stock, by common shares outstanding. Management believes that using book value per share, excluding AOCI enables investors to analyze the amount of our net worth that is attributable to our business operations. Book value per share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure.
Adjusted Book Value per Share
Adjusted book value per share is calculated by dividing adjusted stockholders’ equity by common shares outstanding. Management believes that using adjusted book value per share enables investors to analyze the amount of our net worth that is attributable to our business operations. Adjusted book value per share is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in equity markets and interest rates. Book value per share is the most directly comparable GAAP measure.
Adjusted Income (Loss) From Operations Available to Common Stockholders, Excluding AOCI and Preferred Stock ROE
Adjusted income (loss) from operations available to common stockholders, excluding AOCI and preferred stock ROE is calculated by dividing annualized adjusted income (loss) from operations available to common stockholders by average stockholders’ equity, excluding AOCI and preferred stock. Management believes this metric is useful to investors because it eliminates the effect of market movements on ROE that can fluctuate significantly from period to period, primarily related to changes in interest rates. Net income (loss) ROE is the most directly comparable GAAP measure.

Lincoln Financial
Notes

Non-GAAP Measures, Continued
Adjusted Income (Loss) From Operations ROE
Adjusted income (loss) from operations ROE is calculated by dividing annualized adjusted income (loss) from operations available to common stockholders by adjusted average stockholders’ equity. Management believes this metric is useful to investors because it eliminates the effect of market movements on ROE that can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Net income (loss) ROE is the most directly comparable GAAP measure.
Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
• We exclude deferred units of LNC stock that are antidilutive from our diluted net income (loss) earnings per share calculation. In addition, for any period where a net loss or adjusted loss from operations is experienced, shares used in the diluted EPS calculation represent basic shares, as the use of diluted shares would result in a lower loss per share .
Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.
Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets. See adjusted income (loss) from operations ROE above and adjusted income (loss) from operations available to common stockholders, excluding AOCI and preferred stock ROE on page 2 for further information on how these metrics are calculated. Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
Leverage ratio is a measure that we use to monitor the level of our debt relative to our total capitalization. Debt used in this metric reflects total debt and preferred stock adjusted for certain items.
Total capitalization reflects debt used in the numerator of this ratio and stockholders' equity adjusted for certain items.
Sales as reported consist of the following:
• Annuities and Retirement Plan Services – deposits from new and existing customers;
• Universal life insurance (“UL”), IUL, VUL – first-year commissionable premiums plus 5% of excess premiums received;
• MoneyGuard® linked-benefit products – MoneyGuard® (UL) and MoneyGuard Market AdvantageSM (VUL), 150% of commissionable premiums;
• Executive Benefits – insurance and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received, and single premium bank-owned UL and VUL, 15% of single premium deposits;
• Term – 100% of annualized first-year premiums; and
• Group Protection – annualized first-year premiums from new policies.
Certain amounts reported in prior periods have been reclassified to conform to the presentation adopted in the current period.
Statistical Supplement is Dated
This document is dated October 30, 2025, and has not been updated since that date. Lincoln Financial does not intend to update this document.

Lincoln Financial
Credit Ratings

Ratings as of October 30, 2025
Standard
	AM Best	Fitch	Moody's	& Poor's
Senior Debt Ratings	bbb+	BBB+	Baa2	BBB+
Financial Strength Ratings
The Lincoln National Life Insurance Company	A	A+	A2	A+
First Penn-Pacific Life Insurance Company	A	A+	A2	A-
Lincoln Life & Annuity Company of New York	A	A+	A2	A+

Investor Inquiries May Be Directed To:
Tina Madon, Senior Vice President,
Investor Relations
Email: InvestorRelations@lfg.com
Phone: 800-237-2920

Lincoln Financial
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Nine Months Ended

	9/30/24	12/31/24	3/31/25	6/30/25	9/30/25	Change	9/30/24	9/30/25	Change
Revenues
Insurance premiums	$1,614	$1,586	$1,676	$1,682	$1,637	1.4%	$4,839	$4,995	3.2%
Fee income	1,352	1,387	1,365	1,340	1,384	2.4%	4,015	4,089	1.8%
Net investment income	1,416	1,439	1,462	1,471	1,544	9.0%	4,104	4,478	9.1%
Realized gain (loss)	(431)	470	11	(641)	(216)	49.9%	(201)	(847)	NM
Other revenues	160	181	177	192	206	28.8%	623	575	-7.7%
Total revenues	4,111	5,063	4,691	4,044	4,555	10.8%	13,380	13,290	-0.7%

Expenses
Benefits and policyholder liability remeasurement	1,887	1,947	2,009	1,906	1,927	2.1%	5,782	5,842	1.0%
Interest credited	880	888	890	916	954	8.4%	2,555	2,759	8.0%
Market risk benefit (gain) loss	657	(1,291)	1,293	(940)	(343)	NM	(1,386)	10	100.7%
Commissions and other expenses	1,304	1,336	1,368	1,327	1,414	8.4%	4,254	4,110	-3.4%
Interest and debt expense	86	83	80	(13)	79	-8.1%	253	146	-42.3%
Total expenses	4,814	2,963	5,640	3,196	4,031	-16.3%	11,458	12,867	12.3%
Income (loss) before taxes	(703)	2,100	(949)	848	524	174.5%	1,922	423	-78.0%
Federal income tax expense (benefit)	(175)	414	(227)	149	79	145.1%	334	—	-100.0%
Net income (loss)	(528)	1,686	(722)	699	445	184.3%	1,588	423	-73.4%
Preferred stock dividends declared	(34)	(11)	(34)	(11)	(34)	0.0%	(80)	(80)	0.0%
Adjustment for deferred units of LNC stock
in our deferred compensation plans	—	—	—	—	—	NM	3	—	-100.0%
Net income (loss) available to common
stockholders – diluted	$(562)	$1,675	$(756)	$688	$411	173.1%	$1,511	$343	-77.3%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$(3.29)	$9.63	$(4.41)	$3.80	$2.12	164.4%	$8.75	$1.87	-78.6%

Lincoln Financial
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of

	9/30/24	12/31/24	3/31/25	6/30/25	9/30/25	Change
ASSETS
Investments:
Fixed maturity available-for-sale (“AFS”) securities, net of allowance for credit losses:
Corporate bonds	$70,234	$66,450	$66,885	$67,371	$68,351	-2.7%
U.S. government bonds	398	391	538	564	619	55.5%
State and municipal bonds	2,567	2,371	2,350	2,254	2,235	-12.9%
Foreign government bonds	252	237	239	239	244	-3.2%
Residential mortgage-backed securities	1,882	1,863	1,941	2,063	2,118	12.5%
Commercial mortgage-backed securities	1,643	1,665	1,830	1,972	2,150	30.9%
Asset-backed securities	13,444	13,880	14,241	14,658	14,706	9.4%
Hybrid and redeemable preferred securities	262	254	273	265	257	-1.9%
Total fixed maturity AFS securities, net of allowance for credit losses	90,682	87,111	88,297	89,386	90,680	0.0%
Trading securities	2,206	2,025	1,984	1,909	1,853	-16.0%
Equity securities	293	294	345	341	542	85.0%
Mortgage loans on real estate, net of allowance for credit losses	20,856	21,083	21,558	21,996	22,230	6.6%
Policy loans	2,510	2,476	2,529	2,552	2,584	2.9%
Derivative investments	9,522	9,677	7,849	8,349	10,427	9.5%
Other investments	6,403	7,252	7,314	7,276	7,786	21.6%
Total investments	132,472	129,918	129,876	131,809	136,102	2.7%
Cash and invested cash	6,013	5,801	4,284	7,143	10,668	77.4%
Deferred acquisition costs, value of business acquired and deferred sales inducements	12,475	12,537	12,563	12,604	12,681	1.7%
Reinsurance recoverables, net of allowance for credit losses	29,233	28,750	28,580	28,440	28,665	-1.9%
Deposit assets, net of allowance for credit losses	30,938	30,776	31,048	31,754	33,066	6.9%
Market risk benefit assets	4,565	4,860	4,157	4,577	4,694	2.8%
Accrued investment income	1,160	1,108	1,134	1,136	1,172	1.0%
Goodwill	1,144	1,144	1,144	1,144	1,144	0.0%
Other assets	7,357	7,499	7,606	7,516	7,223	-1.8%
Separate account assets	171,483	168,438	162,506	172,942	179,860	4.9%
Total assets	$396,840	$390,831	$382,898	$399,065	$415,275	4.6%

Lincoln Financial
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of

	9/30/24	12/31/24	3/31/25	6/30/25	9/30/25	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Policyholder account balances	$125,968	$126,197	$125,262	$129,209	$133,223	5.8%
Future contract benefits	41,169	39,807	40,665	41,053	41,852	1.7%
Funds withheld reinsurance liabilities	17,595	16,907	16,838	16,700	17,559	-0.2%
Market risk benefit liabilities	1,272	1,046	1,306	1,205	1,190	-6.4%
Deferred front-end loads	6,517	6,730	6,910	7,119	7,349	12.8%
Payables for collateral on investments	10,570	10,020	8,282	8,466	11,153	5.5%
Short-term debt	300	300	—	—	—	-100.0%
Long-term debt by rating agency leverage definitions:
Operating (see note (1) on page 9 for details)	867	868	868	868	868	0.1%
Financial	5,030	4,988	5,000	4,899	4,904	-2.5%
Other liabilities	7,056	7,261	7,068	7,056	6,865	-2.7%
Separate account liabilities	171,483	168,438	162,506	172,942	179,860	4.9%
Total liabilities	387,827	382,562	374,705	389,517	404,823	4.4%

Stockholders’ Equity
Preferred stock	986	986	986	986	986	0.0%
Common stock	4,660	4,674	4,703	5,545	5,574	19.6%
Retained earnings	6,049	7,645	6,810	7,409	7,731	27.8%
Accumulated other comprehensive income (loss):
Unrealized investment gain (loss)	(3,565)	(5,601)	(5,078)	(4,750)	(3,930)	-10.2%
Market risk benefit non-performance risk gain (loss)	781	146	464	114	(58)	NM
Policyholder liability discount rate remeasurement gain (loss)	422	744	633	569	474	12.3%
Foreign currency translation adjustment	(18)	(29)	(24)	(14)	(18)	0.0%
Funded status of employee benefit plans	(302)	(296)	(301)	(311)	(307)	-1.7%
Total accumulated other comprehensive income (loss)	(2,682)	(5,036)	(4,306)	(4,392)	(3,839)	-43.1%
Total stockholders’ equity	9,013	8,269	8,193	9,548	10,452	16.0%
Total liabilities and stockholders’ equity	$396,840	$390,831	$382,898	$399,065	$415,275	4.6%

Lincoln Financial
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Nine Months Ended

	9/30/24	12/31/24	3/31/25	6/30/25	9/30/25	Change	9/30/24	9/30/25	Change
Income (Loss)
Net income (loss)	$(528)	$1,686	$(722)	$699	$445	184.3%	$1,588	$423	-73.4%
Pre-tax adjusted income (loss) from operations	461	400	362	517	506	9.8%	1,141	1,386	21.5%
After-tax adjusted income (loss) from operations (1)	392	343	314	438	431	9.9%	971	1,183	21.8%
Adjusted operating tax rate	15.0%	14.1%	13.3%	15.4%	14.8%		14.9%	14.6%
Adjusted income (loss) from operations available to
common stockholders (1)	358	332	280	427	397	10.9%	891	1,103	23.8%

ROE
Net income (loss) ROE	-24.9%	78.1%	-35.1%	31.5%	17.8%		27.1%	6.2%
Adjusted income (loss) from operations available to common
stockholders, excluding AOCI and preferred stock ROE	13.0%	11.5%	9.4%	14.0%	12.1%		11.2%	11.8%
Adjusted income (loss) from operations ROE	12.1%	10.9%	9.0%	12.9%	11.3%		10.4%	11.1%

Per Common Share
Net income (loss) (diluted)	$(3.29)	$9.63	$(4.41)	$3.80	$2.12	164.4%	$8.75	$1.87	-78.6%
Adjusted income (loss) from operations (diluted) (2)	2.06	1.91	1.60	2.36	2.04	-1.0%	5.16	6.01	16.5%
Dividends declared during the period	0.45	0.45	0.45	0.45	0.45	0.0%	1.35	1.35	0.0%

Book Value Per Common Share
Book value per share	$46.97	$42.60	$41.96	$44.91	$49.56	5.5%	$46.97	$49.56	5.5%
Book value per share, excluding AOCI (3)	62.67	72.06	67.04	67.95	69.66	11.2%	62.67	69.66	11.2%
Adjusted book value per share (3)	70.04	72.34	73.19	72.77	74.23	6.0%	70.04	74.23	6.0%

Common Shares
End-of-period – basic	170.9	171.0	171.7	190.6	191.0	11.8%	170.9	191.0	11.8%
Average for the period – basic	170.8	170.9	171.3	177.2	190.8	11.7%	170.5	179.8	5.5%
End-of-period – diluted	173.6	174.1	175.3	194.0	196.0	12.9%	173.6	196.0	12.9%
Average for the period – diluted (4)	173.6	174.0	174.7	180.6	195.0	12.3%	172.8	183.5	6.2%

(1) See reconciliation to net income (loss) and net income (loss) available to common stockholders – diluted on page 26.
(2) See reconciliation to earnings (loss) per common share – diluted on page 28.
(3) See reconciliation to stockholders’ equity and book value per common share on page 30.
(4) Represents shares used in our adjusted income (loss) from operations – diluted per share calculations.

Lincoln Financial
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						For the Nine Months Ended

	9/30/24	12/31/24	3/31/25	6/30/25	9/30/25	Change	9/30/24	9/30/25	Change
Cash Returned to Common Stockholders – Common Dividends	$77	$77	$77	$77	$85	10.4%	$229	$239	4.4%

Cash Returned to Preferred Stockholders – Preferred Dividends	$34	$11	$34	$11	$34	0.0%	$80	$80	0.0%

Leverage Ratio
Short-term debt	$300	$300	$—	$—	$—	-100.0%
Long-term debt	5,897	5,856	5,868	5,767	5,772	-2.1%
Total debt	6,197	6,156	5,868	5,767	5,772	-6.9%
Preferred stock	986	986	986	986	986	0.0%
Total debt and preferred stock	7,183	7,142	6,854	6,753	6,758	-5.9%
Less:
Operating debt (1)	867	868	868	868	868	0.1%
Pre-funding of upcoming debt maturities	300	300	—	—	—	-100.0%
25% of capital securities and subordinated notes	302	302	302	247	247	-18.2%
50% of preferred stock	493	493	493	493	493	0.0%
Carrying value of fair value hedges and other items	153	111	122	119	119	-22.2%
Total numerator	$5,068	$5,068	$5,069	$5,026	$5,031	-0.7%
Adjusted stockholders’ equity (2)	$11,967	$12,367	$12,569	$13,873	$14,180	18.5%
Add:
25% of capital securities and subordinated notes	302	302	302	247	247	-18.2%
50% of preferred stock	493	493	493	493	493	0.0%
Total numerator	5,068	5,068	5,069	5,026	5,031	-0.7%
Total denominator	$17,830	$18,230	$18,433	$19,639	$19,951	11.9%

Leverage ratio	28.4%	27.8%	27.5%	25.6%	25.2%

Holding Company Available Liquidity (3)	$759	$763	$466	$466	$461	-39.3%

(1) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.
(2) See reconciliation to stockholders’ equity on page 30.
(3) Includes pre-funding of upcoming debt maturities.

Lincoln Financial
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended

	9/30/24	12/31/24	3/31/25	6/30/25	9/30/25	Change	9/30/24	9/30/25	Change
Annuities
Operating revenues	$1,195	$1,223	$1,198	$1,214	$1,270	6.3%	$3,673	$3,682	0.2%
Deposits	3,383	3,692	3,799	4,024	4,470	32.1%	10,056	12,293	22.2%
Net flows	(1,637)	(1,891)	(1,676)	(1,162)	(1,143)	30.2%	(4,584)	(3,981)	13.2%
Average account balances, net of reinsurance	161,680	165,424	163,688	159,806	170,318	5.3%	158,245	164,735	4.1%
Alternative investment income (1)	4	4	2	3	2	-50.0%	7	8	14.3%

Life Insurance
Operating revenues	$1,589	$1,608	$1,587	$1,602	$1,610	1.3%	$4,640	$4,798	3.4%
Deposits	1,262	1,402	1,218	1,281	2,247	78.1%	3,699	4,747	28.3%
Net flows	738	930	569	633	1,659	124.8%	2,230	2,861	28.3%
Average account balances, net of reinsurance	44,055	44,746	44,390	45,651	48,534	10.2%	43,188	46,192	7.0%
Average in-force face amount	1,083,176	1,080,074	1,074,858	1,069,688	1,067,503	-1.4%	1,085,321	1,070,683	-1.3%
Alternative investment income (1)	92	96	70	94	95	3.3%	199	258	29.6%

Group Protection
Operating revenues	$1,432	$1,418	$1,521	$1,538	$1,507	5.2%	$4,299	$4,566	6.2%
Insurance premiums	1,288	1,274	1,371	1,386	1,352	5.0%	3,871	4,109	6.1%
Alternative investment income (1)	1	2	1	2	2	100.0%	3	5	66.7%

Retirement Plan Services
Operating revenues	$335	$337	$327	$331	$343	2.4%	$984	$1,001	1.7%
Deposits	4,180	3,473	4,115	3,594	5,008	19.8%	11,265	12,717	12.9%
Net flows	651	(732)	(2,184)	(585)	755	16.0%	845	(2,014)	NM
Average account balances	110,550	113,711	113,075	111,734	119,259	7.9%	106,595	115,014	7.9%
Alternative investment income (1)	2	2	2	2	2	0.0%	4	6	50.0%

Consolidated
Adjusted operating revenues (2)	$4,603	$4,628	$4,685	$4,726	$4,780	3.8%	$13,714	$14,190	3.5%
Deposits	8,825	8,567	9,132	8,899	11,725	32.9%	25,020	29,757	18.9%
Net flows	(248)	(1,693)	(3,291)	(1,114)	1,271	NM	(1,509)	(3,134)	NM
Average account balances, net of reinsurance	316,285	323,881	321,153	317,191	338,111	6.9%	308,028	325,941	5.8%
Alternative investment income (1)	100	105	75	101	101	1.0%	214	277	29.4%

(1) Excludes alternative investment income on investments supporting our modified coinsurance and coinsurance with funds withheld agreements as we have a limited economic interest in the investments.
(2) See reconciliation to total revenues on page 27.

Lincoln Financial
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended

	9/30/24	12/31/24	3/31/25	6/30/25	9/30/25	Change	9/30/24	9/30/25	Change
Sales
Annuities:
RILA	$1,203	$1,285	$1,292	$1,447	$1,457	21.1%	$3,241	$4,195	29.4%
Fixed	1,009	560	863	1,221	1,368	35.6%	3,645	3,451	-5.3%
Traditional variable with GLBs	691	1,243	1,099	935	1,080	56.3%	1,870	3,113	66.5%
Traditional variable without GLBs	472	601	535	416	562	19.1%	1,282	1,515	18.2%
Total Annuities	$3,375	$3,689	$3,789	$4,019	$4,467	32.4%	$10,038	$12,274	22.3%

Life Insurance:
IUL/UL	$32	$26	$24	$28	$25	-21.9%	$75	$78	4.0%
MoneyGuard®	35	35	28	29	31	-11.4%	93	89	-4.3%
VUL	22	21	15	15	26	18.2%	64	56	-12.5%
Term	15	13	13	15	15	0.0%	52	42	-19.2%
Executive Benefits	18	24	17	34	201	NM	35	251	NM
Total Life Insurance	$122	$119	$97	$121	$298	144.3%	$319	$516	61.8%

Group Protection:
Life	$42	$184	$101	$104	$50	19.0%	$208	$255	22.6%
Disability	36	253	48	70	47	30.6%	161	165	2.5%
Dental	6	30	8	13	19	216.7%	20	40	100.0%
Total Group Protection	$84	$467	$157	$187	$116	38.1%	$389	$460	18.3%

Percent employee-paid	52.8%	34.3%	72.3%	58.7%	46.5%		58.1%	60.3%

Retirement Plan Services:
First-year sales	$1,652	$1,273	$1,104	$1,222	$2,440	47.7%	$3,601	$4,766	32.4%
Recurring deposits	2,528	2,200	3,011	2,372	2,568	1.6%	7,664	7,951	3.7%
Total Retirement Plan Services	$4,180	$3,473	$4,115	$3,594	$5,008	19.8%	$11,265	$12,717	12.9%

Lincoln Financial
Operating Revenues and General and Administrative Expenses By Segment and Other Operations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended

	9/30/24	12/31/24	3/31/25	6/30/25	9/30/25	Change	9/30/24	9/30/25	Change
Operating Revenues
Annuities	$1,195	$1,223	$1,198	$1,214	$1,270	6.3%	$3,673	$3,682	0.2%
Life Insurance	1,589	1,608	1,587	1,602	1,610	1.3%	4,640	4,798	3.4%
Group Protection	1,432	1,418	1,521	1,538	1,507	5.2%	4,299	4,566	6.2%
Retirement Plan Services	335	337	327	331	343	2.4%	984	1,001	1.7%
Other Operations	52	42	52	41	50	-3.8%	118	143	21.2%
Total adjusted operating revenues	$4,603	$4,628	$4,685	$4,726	$4,780	3.8%	$13,714	$14,190	3.5%

General and Administrative Expenses,
Net of Amounts Capitalized
Annuities	$103	$112	$108	$110	$108	4.9%	$350	$326	-6.9%
Life Insurance	126	129	119	122	121	-4.0%	382	362	-5.2%
Group Protection	195	195	202	206	200	2.6%	575	608	5.7%
Retirement Plan Services	81	82	81	80	80	-1.2%	242	241	-0.4%
Other Operations	67	70	65	55	62	-7.5%	186	183	-1.6%
Total	$572	$588	$575	$573	$571	-0.2%	$1,735	$1,720	-0.9%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	8.6%	9.2%	9.0%	9.1%	8.5%		9.5%	8.8%
Life Insurance	7.9%	8.0%	7.5%	7.6%	7.5%		8.2%	7.6%
Group Protection	13.6%	13.8%	13.3%	13.4%	13.2%		13.4%	13.3%
Retirement Plan Services	24.3%	24.3%	24.9%	24.1%	23.2%		24.6%	24.1%
Total	12.4%	12.7%	12.3%	12.1%	11.9%		12.7%	12.1%

Lincoln Financial
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended

	9/30/24	12/31/24	3/31/25	6/30/25	9/30/25	Change	9/30/24	9/30/25	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$632	$650	$629	$627	$637	0.8%	$1,911	$1,893	-0.9%
Commissions	546	575	558	570	609	11.5%	1,746	1,737	-0.5%
Taxes, licenses and fees	80	75	98	80	86	7.5%	247	263	6.5%
Interest and debt expense	86	83	80	81	79	-8.1%	253	240	-5.1%
Expenses associated with reserve financing
and letters of credit	32	36	32	33	35	9.4%	90	101	12.2%
Total adjusted operating commissions and
other expenses incurred	1,376	1,419	1,397	1,391	1,446	5.1%	4,247	4,234	-0.3%

Less Amounts Capitalized
General and administrative expenses	(60)	(62)	(54)	(54)	(66)	-10.0%	(176)	(173)	1.7%
Commissions	(236)	(263)	(238)	(252)	(281)	-19.1%	(665)	(771)	-15.9%
Taxes, licenses and fees	(8)	(7)	(9)	(7)	(15)	-87.5%	(24)	(32)	-33.3%
Total amounts capitalized	(304)	(332)	(301)	(313)	(362)	-19.1%	(865)	(976)	-12.8%
Total expenses incurred, net of amounts
capitalized, excluding amortization	1,072	1,087	1,096	1,078	1,084	1.1%	3,382	3,258	-3.7%

Amortization
Amortization of DAC, VOBA and other intangibles	299	302	309	307	324	8.4%	843	940	11.5%
Total operating commissions and
other expenses	$1,371	$1,389	$1,405	$1,385	$1,408	2.7%	$4,225	$4,198	-0.6%

Lincoln Financial
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

							As of or For the
	As of or For the Three Months Ended						Nine Months Ended

	9/30/24	12/31/24	3/31/25	6/30/25	9/30/25	Change	9/30/24	9/30/25	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$38	$29	$21	$28	$25	-34.2%	$98	$75	-23.5%
Fee income (1)	601	612	591	575	617	2.7%	1,769	1,782	0.7%
Net investment income	442	462	466	487	497	12.4%	1,297	1,449	11.7%
Other revenues	114	120	120	124	131	14.9%	509	376	-26.1%
Total operating revenues	1,195	1,223	1,198	1,214	1,270	6.3%	3,673	3,682	0.2%
Operating expenses:
Benefits and policyholder liability remeasurement	38	40	28	32	24	-36.8%	105	84	-20.0%
Interest credited	399	407	419	439	459	15.0%	1,129	1,317	16.7%
Commissions incurred	285	307	298	292	327	14.7%	808	917	13.5%
Other expenses incurred	136	157	145	142	138	1.5%	625	424	-32.2%
Amounts capitalized	(129)	(155)	(147)	(144)	(174)	-34.9%	(342)	(464)	-35.7%
Amortization	107	108	115	115	128	19.6%	320	358	11.9%
Total operating expenses	836	864	858	876	902	7.9%	2,645	2,636	-0.3%
Income (loss) from operations before taxes	359	359	340	338	368	2.5%	1,028	1,046	1.8%
Federal income tax expense (benefit)	58	56	50	51	58	0.0%	171	160	-6.4%
Income (loss) from operations	$301	$303	$290	$287	$310	3.0%	$857	$886	3.4%

Effective Federal Income Tax Rate	16.3%	15.7%	14.7%	15.2%	15.8%		16.7%	15.2%

Return on Average Account Balances, Net of
Reinsurance (bps)	74	73	71	72	73	(1)	72	72	—

Account Balances, Net of Reinsurance –
End-of-Period
RILA account balances	$33,245	$34,310	$33,527	$36,256	$38,499	15.8%	$33,245	$38,499	15.8%
Fixed account balances	10,349	10,352	10,415	10,727	11,492	11.0%	10,349	11,492	11.0%
Traditional variable account balances with GLBs	72,664	70,756	67,101	71,527	73,174	0.7%	72,664	73,174	0.7%
Traditional variable account balances without GLBs	48,899	48,193	47,371	49,283	50,914	4.1%	48,899	50,914	4.1%
Total account balances	$165,157	$163,611	$158,414	$167,793	$174,079	5.4%	$165,157	$174,079	5.4%
Percent traditional variable account balances with GLBs	44.0%	43.2%	42.4%	42.6%	42.0%		44.0%	42.0%

Fee Income, Gross of Hedge Allowance	$802	$811	$790	$775	$817	1.9%	$2,369	$2,382	0.5%
Net Investment Income, Net of Reinsurance (2)	412	438	443	465	475	15.3%	1,205	1,383	14.8%
Interest Credited, Net of Reinsurance (2)	270	282	290	300	314	16.3%	769	904	17.6%

(1) Fee income is reported net of the hedge allowance, which represents fees allocated to net annuity product features to support the cost of hedging.
(2) Net investment income and interest credited are both reported gross of reinsurance. Reinsurance impacts are settled through other revenues.

Lincoln Financial
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

							As of or For the
	As of or For the Three Months Ended						Nine Months Ended

	9/30/24	12/31/24	3/31/25	6/30/25	9/30/25	Change	9/30/24	9/30/25	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$286	$283	$283	$267	$260	-9.1%	$866	$810	-6.5%
Fee income	672	694	698	688	683	1.6%	2,021	2,069	2.4%
Net investment income	601	598	574	606	623	3.7%	1,724	1,803	4.6%
Operating realized gain (loss)	(2)	(2)	(2)	(1)	(1)	50.0%	(5)	(4)	20.0%
Other revenues	32	35	34	42	45	40.6%	34	120	252.9%
Total operating revenues	1,589	1,608	1,587	1,602	1,610	1.3%	4,640	4,798	3.4%
Operating expenses:
Benefits and policyholder liability remeasurement	937	1,006	1,002	956	961	2.6%	2,886	2,919	1.1%
Interest credited	302	300	287	289	298	-1.3%	894	874	-2.2%
Commissions incurred	120	115	99	111	119	-0.8%	346	329	-4.9%
Other expenses incurred	198	198	194	191	199	0.5%	596	584	-2.0%
Amounts capitalized	(140)	(137)	(115)	(128)	(144)	-2.9%	(406)	(387)	4.7%
Amortization of DAC and VOBA	127	128	128	125	129	1.6%	379	382	0.8%
Amortization of deferred loss on business
sold through reinsurance	24	24	24	24	24	0.0%	24	71	195.8%
Total operating expenses	1,568	1,634	1,619	1,568	1,586	1.1%	4,719	4,772	1.1%
Income (loss) from operations before taxes	21	(26)	(32)	34	24	14.3%	(79)	26	132.9%
Federal income tax expense (benefit)	(1)	(11)	(16)	2	(1)	0.0%	(31)	(14)	54.8%
Income (loss) from operations	$22	$(15)	$(16)	$32	$25	13.6%	$(48)	$40	183.3%

Effective Federal Income Tax Rate	NM	41.2%	47.9%	5.2%	NM		39.6%	NM

Average Account Balances, Net of Reinsurance	$44,055	$44,746	$44,390	$45,651	$48,534	10.2%	$43,188	$46,192	7.0%

In-Force Face Amount
UL and other	$364,766	$363,950	$361,480	$360,617	$361,964	-0.8%	$364,766	$361,964	-0.8%
Term insurance	717,071	714,362	709,924	707,355	705,069	-1.7%	717,071	705,069	-1.7%
Total in-force face amount	$1,081,837	$1,078,312	$1,071,404	$1,067,972	$1,067,033	-1.4%	$1,081,837	$1,067,033	-1.4%

Lincoln Financial
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

							As of or For the
	As of or For the Three Months Ended						Nine Months Ended

	9/30/24	12/31/24	3/31/25	6/30/25	9/30/25	Change	9/30/24	9/30/25	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$1,288	$1,274	$1,371	$1,386	$1,352	5.0%	$3,871	$4,109	6.1%
Net investment income	87	87	89	94	98	12.6%	261	281	7.7%
Other revenues	57	57	61	58	57	0.0%	167	176	5.4%
Total operating revenues	1,432	1,418	1,521	1,538	1,507	5.2%	4,299	4,566	6.2%
Operating expenses:
Benefits and policyholder liability remeasurement	919	902	994	913	923	0.4%	2,790	2,830	1.4%
Interest credited	1	3	—	1	1	0.0%	3	1	-66.7%
Commissions incurred	114	125	133	139	132	15.8%	336	404	20.2%
Other expenses incurred	255	249	261	263	260	2.0%	762	783	2.8%
Amounts capitalized	(30)	(34)	(32)	(35)	(36)	-20.0%	(101)	(103)	-2.0%
Amortization	36	37	37	38	39	8.3%	106	115	8.5%
Total operating expenses	1,295	1,282	1,393	1,319	1,319	1.9%	3,896	4,030	3.4%
Income (loss) from operations before taxes	137	136	128	219	188	37.2%	403	536	33.0%
Federal income tax expense (benefit)	28	29	27	46	39	39.3%	85	113	32.9%
Income (loss) from operations	$109	$107	$101	$173	$149	36.7%	$318	$423	33.0%

Effective Federal Income Tax Rate	21.0%	21.0%	21.0%	21.0%	21.0%		21.0%	21.0%

Operating Margin (1)	8.4%	8.4%	7.4%	12.5%	11.0%		8.2%	10.3%

Loss Ratios by Product Line
Life	68.1%	64.7%	75.2%	67.2%	59.6%		73.2%	67.4%
Disability	73.2%	75.0%	70.1%	64.2%	73.8%		71.1%	69.3%
Dental	79.0%	73.3%	79.0%	80.4%	78.0%		78.1%	79.1%
Total	71.4%	71.0%	72.4%	65.9%	68.3%		72.2%	68.9%

(1) Operating margin is calculated by dividing income (loss) from operations by insurance premiums.

Lincoln Financial
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

							As of or For the
	As of or For the Three Months Ended						Nine Months Ended

	9/30/24	12/31/24	3/31/25	6/30/25	9/30/25	Change	9/30/24	9/30/25	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$74	$76	$72	$72	$77	4.1%	$216	$221	2.3%
Net investment income	253	253	251	252	257	1.6%	744	760	2.2%
Other revenues	8	8	4	7	9	12.5%	24	20	-16.7%
Total operating revenues	335	337	327	331	343	2.4%	984	1,001	1.7%
Operating expenses:
Interest credited	170	172	170	174	174	2.4%	505	518	2.6%
Commissions incurred	28	27	27	28	30	7.1%	76	84	10.5%
Other expenses incurred	88	90	91	87	87	-1.1%	267	265	-0.7%
Amounts capitalized	(5)	(6)	(4)	(5)	(5)	0.0%	(15)	(14)	6.7%
Amortization	5	5	5	5	4	-20.0%	14	14	0.0%
Total operating expenses	286	288	289	289	290	1.4%	847	867	2.4%
Income (loss) from operations before taxes	49	49	38	42	53	8.2%	137	134	-2.2%
Federal income tax expense (benefit)	5	6	4	5	7	40.0%	17	18	5.9%
Income (loss) from operations	$44	$43	$34	$37	$46	4.5%	$120	$116	-3.3%

Effective Federal Income Tax Rate	10.0%	13.5%	11.8%	12.3%	14.2%		12.0%	13.0%

Return on Average Account Balances (bps)	16	15	12	13	15	(1)	15	14	(1)

Net Flows by Market
Small Market	$11	$(34)	$(79)	$28	$190	NM	$22	$139	NM
Mid - Large Market	1,069	(178)	(1,732)	(200)	1,025	-4.1%	2,122	(908)	NM
Multi-Fund® and Other	(429)	(520)	(373)	(413)	(460)	-7.2%	(1,299)	(1,245)	4.2%

Net Flows – Trailing Twelve Months	$513	$112	$(2,462)	$(2,850)	$(2,746)	NM	$513	$(2,746)	NM

Base Spreads, Excluding Variable
Investment Income (1)	1.05%	1.01%	1.03%	0.99%	1.07%	2	1.03%	1.03%	0

(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums.

Lincoln Financial
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						For the Nine Months Ended

	9/30/24	12/31/24	3/31/25	6/30/25	9/30/25	Change	9/30/24	9/30/25	Change
Other Operations
Operating revenues:
Insurance premiums	$1	$—	$—	$—	$—	-100.0%	$4	$1	-75.0%
Net investment income	35	33	44	25	33	-5.7%	79	102	29.1%
Other revenues	16	9	8	16	17	6.3%	35	40	14.3%
Total operating revenues	52	42	52	41	50	-3.8%	118	143	21.2%
Operating expenses:
Benefits and policyholder liability remeasurement	(3)	2	5	7	4	233.3%	10	14	40.0%
Interest credited	8	7	13	13	22	175.0%	26	49	88.5%
Other expenses incurred	66	68	66	56	72	9.1%	177	196	10.7%
Interest and debt expense	86	83	80	81	79	-8.1%	253	240	-5.1%
Total operating expenses	157	160	164	157	177	12.7%	466	499	7.1%
Income (loss) from operations before taxes	(105)	(118)	(112)	(116)	(127)	-21.0%	(348)	(356)	-2.3%
Federal income tax expense (benefit)	(21)	(23)	(17)	(25)	(28)	-33.3%	(72)	(74)	-2.8%
Income (loss) from operations	$(84)	$(95)	$(95)	$(91)	$(99)	-17.9%	$(276)	$(282)	-2.2%

Lincoln Financial
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended

	9/30/24	12/31/24	3/31/25	6/30/25	9/30/25	Change	9/30/24	9/30/25	Change
DAC, VOBA and DSI
Balance as of beginning-of-period	$12,435	$12,475	$12,537	$12,563	$12,604	1.4%	$12,397	$12,537	1.1%
Deferrals	309	334	304	318	370	19.7%	881	993	12.7%
Operating amortization	(269)	(272)	(278)	(277)	(293)	-8.9%	(803)	(849)	-5.7%
Balance as of end-of-period	$12,475	$12,537	$12,563	$12,604	$12,681	1.7%	$12,475	$12,681	1.7%

DFEL
Balance as of beginning-of-period	$6,306	$6,517	$6,730	$6,910	$7,119	12.9%	$5,901	$6,730	14.0%
Deferrals	289	295	284	300	322	11.4%	845	906	7.2%
Operating amortization	(78)	(82)	(104)	(91)	(92)	-17.9%	(229)	(287)	-25.3%
Balance as of end-of-period	$6,517	$6,730	$6,910	$7,119	$7,349	12.8%	$6,517	$7,349	12.8%

DAC, VOBA, DSI and DFEL
Balance as of End-of-Period, After-Tax	$4,707	$4,588	$4,466	$4,333	$4,212	-10.5%	$4,707	$4,212	-10.5%

Lincoln Financial
Annuities – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended

	9/30/24	12/31/24	3/31/25	6/30/25	9/30/25	Change	9/30/24	9/30/25	Change
Traditional Variable Annuities
Balance as of beginning-of-period	$117,990	$121,568	$118,954	$114,477	$120,815	2.4%	$114,963	$118,954	3.5%
Gross deposits	1,163	1,844	1,634	1,351	1,642	41.2%	3,152	4,628	46.8%
Surrenders, withdrawals and benefits	(3,554)	(3,688)	(3,678)	(3,451)	(3,843)	-8.1%	(10,263)	(10,973)	-6.9%
Net flows	(2,391)	(1,844)	(2,044)	(2,100)	(2,201)	7.9%	(7,111)	(6,345)	10.8%
Policyholder assessments	(666)	(666)	(652)	(639)	(670)	-0.6%	(1,961)	(1,962)	-0.1%
Change in market value and reinvestment	6,635	(104)	(1,781)	9,077	6,149	-7.3%	15,677	13,446	-14.2%
Balance as of end-of-period, gross	121,568	118,954	114,477	120,815	124,093	2.1%	121,568	124,093	2.1%
Account balances reinsured	(5)	(5)	(5)	(5)	(5)	0.0%	(5)	(5)	0.0%
Balance as of end-of-period, net	$121,563	$118,949	$114,472	$120,810	$124,088	2.1%	$121,563	$124,088	2.1%

RILA
Balance as of beginning-of-period	$31,633	$33,245	$34,310	$33,527	$36,256	14.6%	$27,533	$34,310	24.6%
Gross deposits	1,203	1,285	1,292	1,447	1,457	21.1%	3,241	4,195	29.4%
Surrenders, withdrawals and benefits	(344)	(791)	(850)	(938)	(1,106)	NM	(653)	(2,893)	NM
Net flows	859	494	442	509	351	-59.1%	2,588	1,302	-49.7%
Policyholder assessments	(3)	(4)	(5)	(4)	(4)	-33.3%	(10)	(12)	-20.0%
Change in market value and reinvestment	325	375	346	341	392	20.6%	860	1,078	25.3%
Change in fair value of embedded derivative instruments and other	431	200	(1,566)	1,883	1,504	249.0%	2,274	1,821	-19.9%
Balance as of end-of-period, gross	$33,245	$34,310	$33,527	$36,256	$38,499	15.8%	$33,245	$38,499	15.8%

Lincoln Financial
Annuities – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended

	9/30/24	12/31/24	3/31/25	6/30/25	9/30/25	Change	9/30/24	9/30/25	Change
Fixed Annuities
Balance as of beginning-of-period	$25,837	$26,359	$25,963	$26,039	$26,832	3.9%	$25,355	$25,963	2.4%
Gross deposits	1,017	563	873	1,226	1,371	34.8%	3,663	3,470	-5.3%
Surrenders, withdrawals and benefits	(1,122)	(1,104)	(947)	(797)	(664)	40.8%	(3,724)	(2,408)	35.3%
Net flows	(105)	(541)	(74)	429	707	NM	(61)	1,062	NM
Policyholder assessments	(14)	(16)	(15)	(15)	(14)	0.0%	(45)	(44)	2.2%
Reinvested interest credited	211	209	210	228	238	12.8%	593	675	13.8%
Change in fair value of embedded derivative instruments
and other	430	(48)	(45)	151	111	-74.2%	517	218	-57.8%
Balance as of end-of-period, gross	26,359	25,963	26,039	26,832	27,874	5.7%	26,359	27,874	5.7%
Account balances reinsured	(16,010)	(15,611)	(15,624)	(16,105)	(16,382)	-2.3%	(16,010)	(16,382)	-2.3%
Balance as of end-of-period, net	$10,349	$10,352	$10,415	$10,727	$11,492	11.0%	$10,349	$11,492	11.0%

Total
Balance as of beginning-of-period	$175,460	$181,172	$179,227	$174,043	$183,903	4.8%	$167,851	$179,227	6.8%
Gross deposits	3,383	3,692	3,799	4,024	4,470	32.1%	10,056	12,293	22.2%
Surrenders, withdrawals and benefits	(5,020)	(5,583)	(5,475)	(5,186)	(5,613)	-11.8%	(14,640)	(16,274)	-11.2%
Net flows	(1,637)	(1,891)	(1,676)	(1,162)	(1,143)	30.2%	(4,584)	(3,981)	13.2%
Policyholder assessments	(683)	(686)	(672)	(658)	(688)	-0.7%	(2,016)	(2,018)	-0.1%
Change in market value, reinvestment and interest credited	7,171	480	(1,225)	9,646	6,779	-5.5%	17,130	15,199	-11.3%
Change in fair value of embedded derivative instruments
and other	861	152	(1,611)	2,034	1,615	87.6%	2,791	2,039	-26.9%
Balance as of end-of-period, gross	181,172	179,227	174,043	183,903	190,466	5.1%	181,172	190,466	5.1%
Account balances reinsured	(16,015)	(15,616)	(15,629)	(16,110)	(16,387)	-2.3%	(16,015)	(16,387)	-2.3%
Balance as of end-of-period, net	$165,157	$163,611	$158,414	$167,793	$174,079	5.4%	$165,157	$174,079	5.4%

Lincoln Financial
Life Insurance – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended

	9/30/24	12/31/24	3/31/25	6/30/25	9/30/25	Change	9/30/24	9/30/25	Change
General Account
Balance as of beginning-of-period	$36,848	$36,692	$36,599	$36,220	$36,116	-2.0%	$37,180	$36,599	-1.6%
Gross deposits	899	977	865	847	851	-5.3%	2,641	2,564	-2.9%
Withdrawals and deaths	(369)	(342)	(445)	(372)	(357)	3.3%	(1,122)	(1,174)	-4.6%
Net flows	530	635	420	475	494	-6.8%	1,519	1,390	-8.5%
Transfers between general and separate accounts	30	53	14	49	72	140.0%	143	134	-6.3%
Policyholder assessments	(1,129)	(1,137)	(1,104)	(1,102)	(1,114)	1.3%	(3,383)	(3,320)	1.9%
Reinvested interest credited	375	365	356	360	367	-2.1%	1,109	1,083	-2.3%
Change in fair value of embedded derivative instruments
and other	38	(9)	(65)	114	73	92.1%	124	122	-1.6%
Balance as of end-of-period, gross	36,692	36,599	36,220	36,116	36,008	-1.9%	36,692	36,008	-1.9%
Account balances reinsured	(15,301)	(15,147)	(14,965)	(14,816)	(14,658)	4.2%	(15,301)	(14,658)	4.2%
Balance as of end-of-period, net	$21,391	$21,452	$21,255	$21,300	$21,350	-0.2%	$21,391	$21,350	-0.2%

Separate Account
Balance as of beginning-of-period	$27,381	$28,921	$28,841	$28,106	$30,616	11.8%	25,150	$28,841	14.7%
Gross deposits	363	425	353	434	1,396	284.6%	1,058	2,183	106.3%
Withdrawals and deaths	(155)	(130)	(204)	(276)	(231)	-49.0%	(347)	(712)	NM
Net flows	208	295	149	158	1,165	NM	711	1,471	106.9%
Transfers between general and separate accounts	(30)	(53)	(14)	(48)	(71)	NM	(143)	(134)	6.3%
Policyholder assessments	(248)	(253)	(246)	(248)	(251)	-1.2%	(742)	(745)	-0.4%
Change in market value and reinvestment	1,610	(69)	(624)	2,648	1,793	11.4%	3,945	3,819	-3.2%
Balance as of end-of-period, gross	28,921	28,841	28,106	30,616	33,252	15.0%	28,921	33,252	15.0%
Account balances reinsured	(5,593)	(5,521)	(5,354)	(4,621)	(4,828)	13.7%	(5,593)	(4,828)	13.7%
Balance as of end-of-period, net	$23,328	$23,320	$22,752	$25,995	$28,424	21.8%	$23,328	$28,424	21.8%

Total
Balance as of beginning-of-period	$64,229	$65,613	$65,440	$64,326	$66,732	3.9%	$62,330	$65,440	5.0%
Gross deposits	1,262	1,402	1,218	1,281	2,247	78.1%	3,699	4,747	28.3%
Withdrawals and deaths	(524)	(472)	(649)	(648)	(588)	-12.2%	(1,469)	(1,886)	-28.4%
Net flows	738	930	569	633	1,659	124.8%	2,230	2,861	28.3%
Transfers between general and separate accounts	—	—	—	1	1	NM	—	—	NM
Policyholder assessments	(1,377)	(1,390)	(1,350)	(1,350)	(1,365)	0.9%	(4,125)	(4,065)	1.5%
Change in market value and reinvestment	1,985	296	(268)	3,008	2,160	8.8%	5,054	4,902	-3.0%
Change in fair value of embedded derivative instruments
and other	38	(9)	(65)	114	73	92.1%	124	122	-1.6%
Balance as of end-of-period, gross	65,613	65,440	64,326	66,732	69,260	5.6%	65,613	69,260	5.6%
Account balances reinsured	(20,894)	(20,668)	(20,319)	(19,437)	(19,486)	6.7%	(20,894)	(19,486)	6.7%
Balance as of end-of-period, net	$44,719	$44,772	$44,007	$47,295	$49,774	11.3%	$44,719	$49,774	11.3%

Lincoln Financial
Retirement Plan Services – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended

	9/30/24	12/31/24	3/31/25	6/30/25	9/30/25	Change	9/30/24	9/30/25	Change
General Account
Balance as of beginning-of-period	$23,598	$23,727	$23,619	$23,479	$23,700	0.4%	$23,784	$23,619	-0.7%
Gross deposits	944	826	811	1,109	1,090	15.5%	2,580	3,011	16.7%
Withdrawals	(1,095)	(1,125)	(1,330)	(1,103)	(1,287)	-17.5%	(3,370)	(3,720)	-10.4%
Net flows	(151)	(299)	(519)	6	(197)	-30.5%	(790)	(709)	10.3%
Transfers between fixed and variable accounts	110	22	211	44	171	55.5%	230	426	85.2%
Policyholder assessments	(4)	(4)	(4)	(4)	(4)	0.0%	(10)	(13)	-30.0%
Reinvested interest credited	174	173	172	175	182	4.6%	513	529	3.1%
Balance as of end-of-period	$23,727	$23,619	$23,479	$23,700	$23,852	0.5%	$23,727	$23,852	0.5%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$84,274	$90,069	$88,962	$85,754	$92,683	10.0%	$77,201	$88,962	15.2%
Gross deposits	3,236	2,647	3,304	2,485	3,918	21.1%	8,685	9,706	11.8%
Withdrawals	(2,434)	(3,080)	(4,969)	(3,076)	(2,966)	-21.9%	(7,050)	(11,011)	-56.2%
Net flows	802	(433)	(1,665)	(591)	952	18.7%	1,635	(1,305)	NM
Transfers between fixed and variable accounts	(106)	(19)	(200)	(54)	(149)	-40.6%	(210)	(404)	-92.4%
Policyholder assessments	(70)	(72)	(69)	(69)	(73)	-4.3%	(201)	(210)	-4.5%
Change in market value and reinvestment	5,169	(583)	(1,274)	7,643	5,487	6.2%	11,644	11,857	1.8%
Balance as of end-of-period	$90,069	$88,962	$85,754	$92,683	$98,900	9.8%	$90,069	$98,900	9.8%

Total
Balance as of beginning-of-period	$107,872	$113,796	$112,581	$109,233	$116,383	7.9%	$100,985	$112,581	11.5%
Gross deposits	4,180	3,473	4,115	3,594	5,008	19.8%	11,265	12,717	12.9%
Withdrawals	(3,529)	(4,205)	(6,299)	(4,179)	(4,253)	-20.5%	(10,420)	(14,731)	-41.4%
Net flows	651	(732)	(2,184)	(585)	755	16.0%	845	(2,014)	NM
Transfers between fixed and variable accounts	4	3	11	(10)	22	NM	20	22	10.0%
Policyholder assessments	(74)	(76)	(73)	(73)	(77)	-4.1%	(211)	(223)	-5.7%
Change in market value and reinvestment	5,343	(410)	(1,102)	7,818	5,669	6.1%	12,157	12,386	1.9%
Balance as of end-of-period	$113,796	$112,581	$109,233	$116,383	$122,752	7.9%	$113,796	$122,752	7.9%

Lincoln Financial
Fixed-Income Asset Class
Unaudited (millions of dollars)

	As of 9/30/24		As of 12/31/24		As of 9/30/25
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Modified Coinsurance and Funds Withheld
Investments and Allowance for Credit Losses, at Amortized Cost (1)
Industry corporate bonds:
Financial services	$12,472	14.3%	$12,728	14.6%	$12,848	14.5%
Basic industry	2,906	3.3%	2,840	3.3%	2,778	3.1%
Capital goods	5,523	6.3%	5,490	6.3%	5,541	6.2%
Communications	2,792	3.2%	2,798	3.2%	2,786	3.1%
Consumer cyclical	5,403	6.2%	5,408	6.2%	5,243	5.9%
Consumer non-cyclical	12,801	14.8%	12,485	14.4%	12,476	14.0%
Energy	2,571	3.0%	2,472	2.8%	2,529	2.8%
Technology	4,041	4.6%	3,882	4.5%	4,083	4.6%
Transportation	3,191	3.7%	3,124	3.6%	3,173	3.6%
Industrial other	2,174	2.5%	2,183	2.5%	2,282	2.6%
Utilities	11,269	12.9%	11,194	12.9%	11,417	12.9%
Government-related entities	1,216	1.4%	1,170	1.3%	1,111	1.3%
Residential mortgage-backed securities ("RMBS")
Agency backed	1,558	1.8%	1,608	1.8%	1,758	2.0%
Non-agency backed	320	0.4%	328	0.4%	363	0.4%
Commercial mortgage-backed securities ("CMBS")	1,673	1.9%	1,724	2.0%	2,152	2.4%
Asset-backed securities ("ABS")
Collateralized loan obligations ("CLOs")	8,124	9.3%	8,189	9.4%	7,738	8.7%
Other ABS	5,375	6.2%	5,864	6.7%	6,923	7.8%
Municipals	2,689	3.1%	2,647	3.0%	2,454	2.8%
United States and foreign government	699	0.8%	711	0.8%	923	1.0%
Hybrid and redeemable preferred securities	243	0.3%	235	0.3%	236	0.3%
Total fixed maturity AFS securities, net of modified coinsurance and funds withheld
investments and allowance for credit losses, at amortized cost	87,040	100.0%	87,080	100.0%	88,814	100.0%

Trading Securities, Net of Modified Coinsurance and Funds Withheld Investments	515		511		498
Equity Securities, Net of Modified Coinsurance and Funds Withheld Investments	263		264		508
Total fixed maturity AFS, trading and equity securities, net of modified coinsurance and funds
withheld investments and allowance for credit losses, at amortized cost	87,818		87,855		89,820
Modified coinsurance and funds withheld investments	12,426		11,992		11,194
Total fixed maturity AFS, trading and equity securities	$100,244		$99,847		$101,014

(1) Net investment income and net gains (losses) related to assets held by us to support certain modified coinsurance and funds withheld agreements are included in periodic payments to or from the reinsurers, resulting in the economic benefits of these assets flowing to the reinsurers. Accordingly, these assets have been excluded from summaries provided on pages 24 and 25 as we have a limited economic interest in the assets.

Lincoln Financial
Fixed-Income Credit Quality
Unaudited (millions of dollars)

	As of 9/30/24		As of 12/31/24		As of 9/30/25
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Modified Coinsurance and Funds Withheld Investments
and Allowance for Credit Losses, at Amortized Cost (1)
NAIC 1 (AAA-A)	$51,370	58.9%	$51,922	59.6%	$53,083	59.8%
NAIC 2 (BBB)	32,774	37.7%	32,198	37.0%	32,762	36.9%
Total investment grade	84,144	96.6%	84,120	96.6%	85,845	96.7%

NAIC 3 (BB)	1,008	1.2%	907	1.1%	956	1.1%
NAIC 4 (B)	1,828	2.1%	1,857	2.1%	1,879	2.1%
NAIC 5 (CCC and lower)	55	0.1%	109	0.1%	61	0.0%
NAIC 6 (in or near default)	5	0.0%	87	0.1%	73	0.1%
Total below investment grade	2,896	3.4%	2,960	3.4%	2,969	3.3%
Total	$87,040	100.0%	$87,080	100.0%	$88,814	100.0%

Commercial Mortgage Loans, Net of Modified Coinsurance and Funds Withheld Investments,
at Amortized Cost (1)(2)
CM1 (AAA-A)	$13,665	77.8%	$13,450	77.2%	$12,439	74.1%
CM2 (BBB)	3,819	21.7%	3,873	22.2%	4,193	25.0%
CM3-7 (BB and lower) (3)	93	0.5%	99	0.6%	146	0.9%
Total	$17,577	100.0%	$17,422	100.0%	$16,778	100.0%

Total Fixed Maturity AFS Securities and Commercial Mortgage Loans, Net of Modified
Coinsurance and Funds Withheld Investments, at Amortized Cost (1)(2)
AAA-A	$65,035	62.1%	$65,372	62.6%	$65,522	62.0%
BBB	36,593	35.0%	36,071	34.5%	36,955	35.0%
BB and lower	2,989	2.9%	3,059	2.9%	3,115	3.0%
Total	$104,617	100.0%	$104,502	100.0%	$105,592	100.0%

(1) Ratings are based upon the designations determined and provided by the National Association of Insurance Commissioners (“NAIC”) or based upon ratings from credit rating agencies to derive the NAIC designation.
(2) CM Ratings reflect the risk-based capital risk category for commercial mortgage loans. Letter ratings are assumed NAIC equivalent ratings where NAIC 1 = CM1, NAIC 2 = CM2 and NAIC 3-6 = CM3-7.
(3) Includes mortgage fund limited partnerships classified as CM3 that are included in “Other investments” on the Consolidated Balance Sheets.

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended

	9/30/24	12/31/24	3/31/25	6/30/25	9/30/25	Change	9/30/24	9/30/25	Change
Net Income
Net income (loss) available to common stockholders – diluted	$(562)	$1,675	$(756)	$688	$411	173.1%	$1,511	$343	-77%
Less:
Preferred stock dividends declared	(34)	(11)	(34)	(11)	(34)	0.0%	(80)	(80)	0.0%
Adjustment for deferred units of LNC stock
in our deferred compensation plans	—	—	—	—	—	NM	3	—	-100%
Net income (loss)	(528)	1,686	(722)	699	445	184.3%	1,588	423	-73%
Less:
Net annuity product features, pre-tax (1)	(381)	1,187	(1,092)	405	410	207.6%	1,319	(277)	NM
Net life insurance product features, pre-tax	(125)	46	42	(58)	(22)	82.4%	(253)	(37)	85%
Credit loss-related adjustments, pre-tax	(88)	(28)	(28)	(25)	(38)	56.8%	(124)	(91)	27%
Investment gains (losses), pre-tax	(105)	(67)	(103)	(81)	(35)	66.7%	(416)	(218)	48%
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans, pre-tax (2)	(446)	587	(90)	14	(191)	57.2%	(51)	(266)	NM
Gains (losses) on other non-financial assets – sale of
subsidiaries/businesses, pre-tax (3)	(2)	—	—	—	—	100.0%	582	—	-100%
Other items, pre-tax (4)(5)(6)(7)(8)	(19)	(32)	(35)	75	(105)	NM	(238)	(65)	72.7%
Income tax benefit (expense) related to the above pre-tax items	246	(350)	270	(69)	(5)	NM	(202)	194	196.0%
Total adjustments	(920)	1,343	(1,036)	261	14	101.5%	617	(760)	NM
Adjusted income (loss) from operations	392	343	314	438	431	9.9%	971	1,183	22%
Add:
Preferred stock dividends declared	(34)	(11)	(34)	(11)	(34)	0.0%	(80)	(80)	0.0%
Adjusted income (loss) from operations available
to common stockholders	$358	$332	$280	$427	$397	10.9%	$891	$1,103	24%

(1) Includes changes in MRBs of $1,895 million, $126 million, $(666) million, $1,282 million, $(1,302) million, $932 million and $337 million; changes in the fair value of the related hedge instruments inclusive of income allocated to support the cost of hedging or future benefits of $(587) million, $50 million, $188 million, $(212) million, $268 million, $(605) million and $30 million; and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products of $142 million, $76 million, $97 million, $117 million, $(58) million, $78 million and $43 million for the first quarter of 2024, second quarter of 2024, third quarter of 2024, fourth quarter of 2024, first quarter of 2025, second quarter of 2025 and third quarter of 2025.

(2) Includes primarily changes in the fair value of the embedded derivative related to the fourth quarter 2023 reinsurance transaction.
(3) Relates to the sale of our wealth management business, which provided approximately $650 million of statutory capital benefit.
(4) For the first quarter of 2024, includes certain legal accruals of $(114) million primarily related to the settlement of cost of insurance litigation; for the fourth quarter of 2024, includes certain legal accruals of $(15) million and regulatory accruals of $(12) million related to estimated state guaranty fund assessments net of estimated state premium tax recoveries; for the third quarter of 2025, includes certain legal accruals of $(9) million.

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Lincoln Financial
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Unaudited (millions of dollars)

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(5) Includes severance expense related to initiatives to realign the workforce of $(49) million, $(7) million, $(16) million, $(2) million, $(6) million, $(2) million and $(5) million in the first quarter of 2024, second quarter of 2024, third quarter of 2024, fourth quarter of 2024, first quarter of 2025, second quarter of 2025 and third quarter of 2025, respectively.

(6) Includes transaction, integration and other costs related to mergers, acquisitions, divestitures and certain other corporate initiatives consisting of $(10) million, $(27) million, $(2) million, $(1) million and $(20) million in the first quarter of 2024, second quarter of 2024, third quarter of 2024, fourth quarter of 2024 and first quarter of 2025, respectively, related to the sale of our wealth management business; $(18) million in the second quarter of 2025 primarily related to the Bain Capital transaction; $(55) million in the third quarter of 2025 of transaction costs related to restructuring certain captive reinsurance subsidiaries; and $(22) million in the third quarter of 2025 related to Life Insurance segment persistency optimization.

(7) Includes deferred compensation mark-to-market adjustment of $(13) million, $1 million, $(1) million, $(2) million, $(9) million, $1 million and $(14) million in the first quarter of 2024, second quarter of 2024, third quarter of 2024, fourth quarter of 2024, first quarter of 2025, second quarter of 2025 and third quarter of 2025, respectively.

(8) Includes gains on early extinguishment of debt of $94 million in the second quarter of 2025.

	For the Three Months Ended						For the Nine Months Ended

	9/30/24	12/31/24	3/31/25	6/30/25	9/30/25	Change	9/30/24	9/30/25	Change
Revenues
Total revenues	$4,111	$5,063	$4,691	$4,044	$4,555	10.8%	$13,380	$13,290	-0.7%
Less:
Revenue adjustments from annuity
and life insurance product features	149	(57)	227	(590)	39	-73.8%	(325)	(325)	0.0%
Credit loss-related adjustments	(88)	(28)	(28)	(25)	(38)	56.8%	(124)	(91)	26.6%
Investment gains (losses)	(105)	(67)	(103)	(81)	(35)	66.7%	(416)	(218)	47.6%
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans (1)	(446)	587	(90)	14	(191)	57.2%	(51)	(266)	NM
Gains (losses) on other non-financial assets – sale of
subsidiaries/businesses (2)	(2)	—	—	—	—	100.0%	582	—	-100.0%
Adjusted operating revenues	$4,603	$4,628	$4,685	$4,726	$4,780	3.8%	$13,714	$14,190	3.5%

(1) Includes primarily changes in the fair value of the embedded derivative related to the fourth quarter of 2023 reinsurance transaction.
(2) Relates to the sale of our wealth management business, which provided approximately $650 million of statutory capital benefit.

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited

	For the Three Months Ended						For the Nine Months Ended

Earnings (Loss) Per Common Share – Diluted	9/30/24	12/31/24	3/31/25	6/30/25	9/30/25	Change	9/30/24	9/30/25	Change
Net income (loss)	$(3.29)	$9.63	$(4.41)	$3.80	$2.12	164.4%	$8.75	$1.87	-78.6%
Less:
Net annuity product features, pre-tax (1)	(2.23)	6.83	(6.36)	2.24	2.11	194.6%	7.65	(1.52)	NM
Net life insurance product features, pre-tax	(0.73)	0.27	0.25	(0.32)	(0.11)	84.9%	(1.46)	(0.20)	86.3%
Credit loss-related adjustments, pre-tax	(0.53)	(0.16)	(0.17)	(0.14)	(0.20)	62.3%	(0.72)	(0.50)	30.6%
Investment gains (losses), pre-tax	(0.61)	(0.38)	(0.60)	(0.45)	(0.18)	70.5%	(2.41)	(1.19)	50.6%
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans, pre-tax	(2.61)	3.37	(0.53)	0.08	(0.98)	62.5%	(0.30)	(1.46)	NM
Gains (losses) on other non-financial assets – sale of
subsidiaries/businesses, pre-tax	(0.01)	—	—	—	—	100.0%	3.37	—	-100.0%
Other items, pre-tax (2)(3)(4)(5)(6)	(0.11)	(0.19)	(0.20)	0.42	(0.53)	NM	(1.38)	(0.35)	74.6%
Income tax benefit (expense) related
to the above pre-tax items	1.44	(2.02)	1.57	(0.39)	(0.03)	NM	(1.16)	1.06	191.4%
Adjustment attributable to using different average
diluted shares for adjusted income (loss) from
operations as compared to net income (loss) (7)	0.04	—	0.03	—	—	-100.0%	—	0.02	NM
Adjusted income (loss) from operations	$2.06	$1.91	$1.60	$2.36	$2.04	-1.0%	$5.16	$6.01	16.5%

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Lincoln Financial
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Unaudited

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(1) Includes changes in MRBs of $(3.90), $7.38, $(7.59), $5.15, $1.74, $7.85 and $(0.18); changes in the fair value of the related hedge instruments inclusive of income allocated to support the cost of hedging or future benefits of $1.10, $(1.22), $1.57, $(3.34), $0.15, $(2.02) and $(1.68); changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products of $0.57, $0.67, $(0.34), $0.43, $0.22, $1.82 and $0.34 for the third quarter of 2024, fourth quarter of 2024, first quarter of 2025, second quarter of 2025, third quarter of 2025, nine months ended 2024 and nine months ended 2025, respectively.

(2) For the fourth quarter of 2024, includes certain legal accruals of $(0.09) and regulatory accruals of $(0.07) related to estimated state guaranty fund assessments net of estimated state premium tax recoveries; for the third quarter of 2025, includes certain legal accruals of $(0.05). For the nine months ended 2024, includes certain legal accruals of $(0.65) primarily related to the settlement of cost of insurance litigation. For the nine months ended 2025, includes certain legal accruals of $(0.05).

(3) Includes severance expense related to initiatives to realign the workforce of $(0.09), $(0.01), $(0.03), $(0.01), $(0.02), $(0.42) and $(0.07) in the third quarter of 2024, fourth quarter of 2024, first quarter of 2025, second quarter of 2025, third quarter of 2025, nine months ended 2024 and nine months ended 2025, respectively.

(4) Includes transaction, integration and other costs related to mergers, acquisitions, divestitures and certain other corporate initiatives consisting of $(0.01), $(0.01) and $(0.12) in the third quarter of 2024, fourth quarter of 2024 and first quarter of 2025, respectively, related to the sale of our wealth management business; $(0.10) in the second quarter of 2025 primarily related to the Bain Capital transaction; $(0.28) in the third quarter of 2025 of transaction costs related to restructuring certain captive reinsurance subsidiaries; and $(0.11) related to Life Insurance segment persistency optimization; for the nine months ended 2024, includes $(0.23) primarily related to the sale of our wealth management business; for the nine months ended 2025, includes $(0.30) of transaction costs related to restructuring certain captive reinsurance subsidiaries, $(0.11) related to Life Insurance segment persistency optimization, $(0.11) related to the sale of our wealth management business and $(0.10) primarily related to the Bain Capital transaction.

(5) Includes deferred compensation mark-to-market adjustment of $(0.01), $(0.01), $(0.05), $0.01, $(0.07), $(0.08) and $(0.12) in the third quarter of 2024, fourth quarter of 2024, first quarter of 2025, second quarter of 2025, third quarter of 2025, nine months ended 2024 and nine months ended 2025, respectively.

(6) Includes gains on early extinguishment of debt of $0.52 and $0.51 in the second quarter of 2025 and nine months ended 2025, respectively.
(7) In periods where net loss or adjusted loss from operations is presented, basic shares are used in the diluted EPS and adjusted diluted EPS calculations, as the use of diluted shares would result in a lower loss per share. Due to reporting adjusted income (loss) from operations per common share on a different share basis than net income (loss) per common share, we have included an adjustment to reconcile the two metrics.

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Nine Months Ended

	9/30/24	12/31/24	3/31/25	6/30/25	9/30/25	Change	9/30/24	9/30/25	Change
Stockholders’ Equity, End-of-Period
Stockholders’ equity	$9,013	$8,269	$8,193	$9,548	$10,452	16.0%	$9,013	$10,452	16.0%
Less:
Preferred stock	986	986	986	986	986	0.0%	986	986	0.0%
AOCI	(2,682)	(5,036)	(4,306)	(4,392)	(3,839)	-43.1%	(2,682)	(3,839)	-43.1%
Stockholders’ equity, excluding AOCI and preferred stock	10,709	12,319	11,513	12,954	13,305	24.2%	10,709	13,305	24.2%
Changes in MRBs	2,147	3,165	2,133	2,869	3,136	46.1%	2,147	3,136	46.1%
GLB and GDB hedge instruments gains (losses)	(2,763)	(3,062)	(2,993)	(3,602)	(3,706)	-34.1%	(2,763)	(3,706)	-34.1%
Reinsurance-related embedded derivatives and portfolio gains (losses)	(642)	(151)	(196)	(186)	(305)	52.5%	(642)	(305)	52.5%
Adjusted stockholders’ equity	$11,967	$12,367	$12,569	$13,873	$14,180	18.5%	$11,967	$14,180	18.5%

Stockholders’ Equity, Average
Stockholders’ equity	$8,481	$8,641	$8,231	$8,871	$10,000	17.9%	$7,816	$9,034	15.6%
Less:
Preferred stock	986	986	986	986	986	0.0%	986	986	0.0%
AOCI	(3,526)	(3,860)	(4,671)	(4,349)	(4,116)	-16.7%	(3,800)	(4,379)	-15.2%
Stockholders’ equity, excluding AOCI and preferred stock	11,021	11,515	11,916	12,234	13,130	19.1%	10,630	12,427	16.9%
Changes in MRBs	2,410	2,656	2,649	2,501	3,002	24.6%	2,288	2,717	18.8%
GLB and GDB hedge instruments gains (losses)	(2,767)	(2,913)	(3,027)	(3,297)	(3,654)	-32.1%	(2,623)	(3,326)	-26.8%
Reinsurance-related embedded derivatives and portfolio gains (losses)	(455)	(396)	(173)	(191)	(245)	46.2%	(462)	(203)	56.1%
Adjusted average stockholders' equity	$11,833	$12,168	$12,467	$13,221	$14,027	18.5%	$11,427	$13,239	15.9%

Book Value Per Common Share
Book value per share	$46.97	$42.60	$41.96	$44.91	$49.56	5.5%	$46.97	$49.56	5.5%
Less:
AOCI	(15.70)	(29.46)	(25.08)	(23.04)	(20.10)	-28.0%	(15.70)	(20.10)	-28.0%
Book value per share, excluding AOCI	62.67	72.06	67.04	67.95	69.66	11.2%	62.67	69.66	11.2%
Less:
Changes in MRBs	12.56	18.51	12.42	15.05	16.42	30.7%	12.56	16.42	30.7%
GLB and GDB hedge instruments gains (losses)	(16.17)	(17.91)	(17.43)	(18.89)	(19.40)	-20.0%	(16.17)	(19.40)	-20.0%
Reinsurance-related embedded derivatives and portfolio gains (losses)	(3.76)	(0.88)	(1.14)	(0.98)	(1.59)	57.7%	(3.76)	(1.59)	57.7%
Adjusted book value per share	$70.04	$72.34	$73.19	$72.77	$74.23	6.0%	$70.04	$74.23	6.0%